Supplement dated September 19, 2016
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, if applicable, of each of the following Funds (each a Fund and together the Funds):
Fund	Prospectus & SAI Dated
Columbia ETF Trust
Columbia Core Bond ETF	3/1/2016
Columbia Intermediate Municipal Bond ETF	3/1/2016
Columbia ETF Trust I
Columbia Sustainable Global Equity Income ETF	6/6/2016
Columbia Sustainable International Equity Income ETF	6/6/2016
Columbia Sustainable U.S. Equity Income ETF	6/6/2016
Effective immediately, the second FUNDamentals box in the subsection "Determination of Net Asset Value" in the "Buying and Selling Fund Shares" section of the Prospectus for each of the above mentioned Funds is hereby superseded and replaced with the following:
FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. For purposes of this section only, the Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund's NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund's assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
The rest of the section remains the same.
Effective immediately, the first paragraph in the subsection "Offering Price" in the "Purchase, Redemption and Pricing of Shares" section of the ETF Trust I SAI and in the "Capital Stock and Other Securities" section of the ETF Trust SAI is hereby superseded and replaced with the following:
The share price of each Fund is based on each Fund’s net asset value (NAV) per share, which is calculated as of the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time, on each day the Fund is open for business. If the NYSE is scheduled to close early, the NAV per share of each class of shares of each Fund shall be determined as of the time of the NYSE’s scheduled close. Each Fund will not treat an intraday unscheduled disruption in NYSE trading or intraday unscheduled closing of the NYSE as a close of regular trading on the NYSE and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time).  Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify.  The Funds do not value their shares on days that the NYSE is closed.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_035_(09/16)